SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2003


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)




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Item 9.           Regulation FD Disclosure

On October 1, 2003, ePlus inc. (the "Company") announced by press release that its Board of Directors authorized a plan to repurchase up to 3,000,000 shares of the Company's outstanding common stock, par value $0.01 per share, over a period of time ending no later than September 30, 2004, and limited to a cumulative purchase amount of $7,500,000. Subject to availability, these purchases may be made from time to time in the open market or otherwise at prices that management deems appropriate. The press release is attached hereto as Exhibit 99 and incorporated by reference herein.


Exhibits    Description

99 Press Release dated October 1, 2003 regarding announcement of stock repurchase program.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: October 2, 2003                             Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit Number      Description

99 Press Release dated October 1, 2003 regarding announcement of stock repurchase program.